UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	September 14, 2011

Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York		10110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 644-3450

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Rand Logistics, Inc. (the “Company”) is furnishing information regarding its anticipated financial results for the fiscal year ended March 31, 2013.  The projected results (and components thereof) presented here are only estimates and actual results may vary from the information presented.

Rand Logistics, Inc.
Reconciliation of Forecasted Net Income to EBITDA
Assumes Vessel Acquisitions and Payment of Accrued Preferred Dividends
Fiscal Year Ending March 31, 2013

(USD in 000's)	Range of Forecasts
	Low	High

Projected Fiscal 2013 Net Income to Common Shareholders (1)	$9,350	$11,000

Preferred Stock Dividends after FY2012 Payment of Accrued Dividends	$1,163	$1,163

Estimated Depreciation and Amortization Costs	$17,500	$17,750

Interest Expense (Net) including Amortization of Deferred Financing Costs	$10,400	$10,500

Provision for Income Taxes	$2,587	$2,587

EBITDA	$41,000	$43,000

(1) These projected results give effect to the anticipated vessel acquisitions and other transactions described under "Use of Proceeds" in the Prospectus Supplement filed by the Company on September 13, 2011, and assume the consummation of those transactions.

We believe EBITDA is useful to investors because it provides a more meaningful representation of our performance as it excludes certain items that either do not impact our cash flows or the operating results of our operations.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

The information furnished in this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements concerning our expected results of operations, financial resources or our projected plans for the expansion of our business, as well as other estimates relating to future operations. Words or phrases of expectation or uncertainty like “expect,” “believe,” “continue,” “anticipate,” “estimate,” “may,” “will,” “could,” “opportunity,” “future,” “project,” variations of such words and similar expressions are intended to identify “forward-looking statements,” although not all forward-looking statements contain these identifying words.

Statements that are not historical facts are based on our current expectations, beliefs, assumptions, estimates, forecasts and projections for our business and the industry and markets in which we compete. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Such forward-looking statements include statements made by us with respect to future acquisitions of vessels or businesses; capital expenditures; our ability to service Lower Lakes’ and Black Creek’s indebtedness; the availability of debt and equity financing; general economic conditions; the Great Lakes shipping market in general; trends affecting us or our assets; fuel prices; weather conditions on the Great Lakes; the anticipated performance of our assets and of acquired vessels and businesses, including, without limitation, statements regarding anticipated results from operations (including anticipated EBITDA for future periods) revenues, earnings, cash flows, funds from operations, operating or profit margins and sensitivity to economic downturns or anticipated growth or improvements in any of the foregoing; and our ability to maintain and replace our vessels as they age.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAND LOGISTICS, INC.

Date: September 15, 2011	By:	/s/ Joseph W. McHugh, Jr.
	Name:	Joseph W. McHugh, Jr.
	Title:	Chief Financial Officer